Exhibit 99.2

2016 Fourth-Quarter and Fiscal Year Performance March 14, 2017 Financial Results and Company Highlights

Disclaimers Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended January 29, 2017, filed on March 14, 2017 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss), Adjusted net income (loss) per diluted share, Net Debt and Free Cash Flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

FY’16 Execution Highlights Focused on Controllable Execution +4.4% Net Sales Growth Versus Prior Year (“VPY”) +7.3% Operating Income Growth VPY $196M Net Income in Fiscal 2016 $1,472M Net Income in Fiscal 20151 +5.1% Adjusted EBITDA Growth VPY +51.1% Adjusted Net Income per Diluted Share Growth VPY $432M Free Cash Flow2 +29% Increase VPY +50 Basis Points Gross Margin Improvement VPY 1 Net Income in 2015 included a $1,084M tax benefit from the reversal of the Valuation Allowance 2 Free Cash Flow (FY 2016) is defined as Operating Cash Flow ($513M) Less Capital Expenditures ($81M) (including Cash Flow from Discontinued Operations)

Q4’16 Execution Highlights Focused on Controllable Execution +3.2% Net Sales Growth VPY +10.7% Operating Income Growth VPY $52M Net Income for Fiscal Q4’16 $871 Net Income for Fiscal Q4’151 +1.2% Adjusted EBITDA Growth VPY +63.0% Adjusted Net Income per Diluted Share Growth VPY +60 Basis Points Gross Margin Improvement VPY 1 Net Income in Q4’15 included a $925M tax benefit from the reversal of the Valuation Allowance

FY'16 Execution Examples

HD SUPPLY

HD SUPPLY FACILITIES MAINTENANCE

- ✓ **200 Atlanta-Based** Support Associates
- ✓ **Customer Centric Digital Vision**
- ✓ **Supply Chain Improvements**
- ✓ **Sold San Diego Headquarters Facility**
- ✓ **Intense Daily Performance Cadence**

HD SUPPLY WATERWORKS

- ✓ **+96 Customer Facing Associates**
- ✓ **Established National Strategic Account Teams**
- ✓ **Improved Category Management**
- ✓ **3.6x Outsized Growth in Fire Protection**
- ✓ **2 Locations Opened**
- ✓ **Advancement in Digital Capabilities**

HD SUPPLY CONSTRUCTION & INDUSTRIAL

- ✓ **10.9% EBITDA Margin**
- ✓ **76% of Branches Double-Digit Adj. EBITDA %, +3 Pts** VPY
- ✓ **+15% Sales** VPY in **Top Performing Regions**
- ✓ **49 Branches** In-store purchases >40%
- ✓ **2 Locations Opened** VPY **in** Priority Districts

HD SUPPLY

- ✓ **Sale of Interior Solutions**
- ✓ **Enhanced Capital Structure…** Debt and Interest Rate Reduction

Controllable Execution

HD SUPPLY

5

Controllable Execution Extend Leadership Positions Sell More to Existing Customers Introduce New Products and Services Expand and Integrate Channels to Reach Our Customers Acquire New Customers Enter New Geographies Deliver Operating Leverage Execute Category Management Save as We Grow Generate Cash Accelerate Debt Reduction Disciplined People, Thought and Action

Improved Future After-tax Cash Flows Proprietary Brands; ~5% Annual Company Purchases Minimal Exposure Pockets of Strength; Non-residential Markets Topics of Recent Investor Interest Free Cash Flow is defined as Operating Cash Flow – Capital Expenditures (including Cash Flow from Discontinued Operations) Topic Consideration 3. Infrastructure 1. Corporate Tax Reform 4. Energy Market Recovery 2. Border Tax Cautiously Optimistic; Impact Likely in 20181 5. Construction Markets 1 Current 2017 Outlook does not reflect any potential future impact of infrastructure spend under the new administration Focused on Controllable Execution Remains Intense; Focused on Controllable Execution 6. Competitive Environment Three Large Businesses 7. Portfolio Waterworks Sales Shift from Q4’16 to Feb.’17 8. Weather

Q4’16 Financial Results $1,584M $1,634M +3% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $534M $560M 33.7% 34.3% $167M $169M $131M $145M 10.5% 10.3% 8.9% +5% +60 BPs -20 BPs +1% ($ in millions, except per share data) $55M $90M +11% Net Sales 1 Net Income in Q4’15 includes a $925M tax benefit from the reversal of the Valuation Allowance 2 See appendix slides 27 and 28 for a reconciliation of Adjusted EBITDA , Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Net Income per Diluted Share, Respectively Q4’15 Adj. EBITDA2 VPY Adj. Net Income2 8.3% +60 BPs Q4’16 $0.27 $0.44 +$0.17 Per Diluted Share +$50M +3% Net Sales Growth +64% Net Income1 $871M $52M -$819M $4.33 $0.26 -$4.07 Per Diluted Share

Q4'16 and FY'16 Segment Results

HD SUPPLY

($ in millions)

	HD SUPPLY FACILITIES MAINTENANCE		HD SUPPLY WATERWORKS		HD SUPPLY CONSTRUCTION & INDUSTRIAL	



Net Sales
$620M
$2,762M
Q4'16
FY'16
$551M
$2,622M
Q4'16
FY'16
$466M
$2,063M
Q4'16
FY'16

	Q4'16	FY'16	Q4'16	FY'16	Q4'16	FY'16
Sales Growth	*+2%*	*+3%*	*+3%*	*+4%*	*+4%*	*+7%*
Adj. EBITDA	$98M	$523M	$42M	$234M	$40M	$224M
% Growth	*(4%)*	*(1%)*	*+2%*	*+5%*	*+18%*	*+22%*
Op. Leverage[1]	nm	nm	0.7x	1.2x	4.1x	3.2x

[1] *Adjusted EBITDA Growth, Divided by Sales Growth*

Solid Growth

HD SUPPLY

9

Q4’16 Taxes and Cash Flow Taxes Cash Flow Favorable Tax Asset with Significant Gross Federal Net Operating Loss Carryforwards of Approximately $1.8 Billion ~$700M Tax-affected Amount of Federal and State NOLs Cash Taxes $1M in Q4’16 $4M – $5M Estimated for Q1’17 $15M – $25M Estimated for FY’17 GAAP Taxes Normalized at Approximately 39% – 40% $3.7B1 Net Debt at the End of Q4’16 4.1x Net Debt to Adjusted EBITDA Repaid $200M 3.75% Secured Term B-1 Loan $22M of Capital Expenditures in Q4’16 $200M Debt Prepayment Note: Contains forward-looking information; please see Disclaimer on slide 2 1 Net Debt is Defined as Total of Long-Term Debt and Current Installments of Long-Term Debt, Less Cash and Cash Equivalents and is reconciled on slide 20

Q4’16 Monthly Average Daily Sales (%) +3% Q4’16 Average Daily Sales Growth +6% Preliminary February Average Daily Sales Growth 2.8% 3.9% 3.7% 6.4% Feb. 0.2% 15.0% 5.3% 2.5% ’16 Selling Days 23 20 20 2.4% 6.4% Facilities Maintenance Waterworks Construction & Industrial (Preliminary) 2.3% 3.6% 3.4% 0.9% 2.9% 3.4% 18 7.0% 9.2% Nov. Dec. Jan. Prior Year $581M $535M $527M HD Supply Net Sales $526M 12.0% 4.5% ’15 Selling Days Q4’16 9.5% 6.4% 11.9% $502M 6.3% (0.9%) 8.4% $586M 12.2% 7.8% 17.1% $484M 7.4% 3.9% 10.4% $514M HD Supply Average Daily Sales Growth VPY ’17 Selling Days 24 20 19 18 Current Year 24 20 19 18

Q1'17 Guidance

($ in millions, except per share amounts)



Net Sales
VPY
$1,890M
+6%
$1,781M
$1,840M
+3%
Q1'16
Q1'17



Adj. EBITDA
VPY
$220M
+2%
$215M
$205M
-5%
Q1'16
Q1'17



Adj. Net Income Per Diluted Share[1]
VPY
$0.68
+33%
$0.51
$0.60
+18%
Q1'16
Q1'17

	Net Sales	VPY	Adj. EBITDA	VPY	Adj. Net Income Per Diluted Share[1]	VPY
Midpoint	$1,865M	+5%	$213M	-1%	$0.64	+26%

[1] Q1'17 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of ~203 million

Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations and Adjusted net income per diluted share to Net income per diluted share or Income from Continuing Operations per diluted share for the first quarter of fiscal 2017 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

5% Sales Growth VPY at Midpoint

12

 FY’17 End Market Preliminary Outlook ~2% to 3% End Market Growth for FY’17 Residential Construction Water Infrastructure “Living Space” MRO Primary End Market Non- Residential Construction ~2% to 3% FY’17 End Market Estimates1 1% to 2% Current View as of March’ 17 Mid-Single Digit Low Single Digits to Low Single Digits 1 Management estimate; market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs; outlook does not reflect any potential future impact of Infrastructure spend under the new administration Note: Contains forward-looking information; please see Disclaimer on slide 2 Low Single Digits to Mid-Single Digit DC-Based Branch-Based

FY'17 Operating Leverage Framework

HD SUPPLY


End Market Growth
~2-3%
HDS Market Growth[1]
+
Controllable Execution
~300 BPs
Above Market Growth[2]
=
Illustrative Adj. EBITDA Growth
12%
7.5%
2.0x
1.5x
5-6%
Above Market Growth
HDS Market Growth
Annual Net Sales Growth[1,2]
Operating Leverage Target[2,3]
Adjusted EBITDA Growth

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs; outlook does not reflect any potential future impact of Infrastructure spend under the new administration

[2] Long-term average growth target based on management estimates and projections

[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections

Note: These numbers are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the fiscal year ended January 29, 2017. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives

300 Basis Points Above Market Growth and 1.5x to 2.0x Operating Leverage Target in 2017

HD SUPPLY

14

FY’17 External Free Cash Flow Framework Building Free Cash Flow Momentum Illustrative Annual Net Sales Growth1, 2 Illustrative Adj. EBITDA Growth Adjusted EBITDA Growth 12% HDS Market Growth 7.5% 5-6% 2.0x 1.5x Operating Leverage Target2,3 Above Market Growth 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs; outlook does not reflect any potential future impact of Infrastructure spend under the new administration 2 Long-term average growth target based on management estimates and projections 3 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth; target based on management estimates and projections Note: These numbers are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our Form 10-K for the fiscal year ended January 29, 2017. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives FY’17 Adjusted EBITDA: Less: Change in NWC Capex Free Cash Flow ~$600M - $650M 1.3% - 1.4% of Annual Net Sales ~15% of Annual Net Sales Growth Cash Interest ~$180M Cash Taxes $15M - $25M

HD Supply Outlook Summary Focused on Controllable Execution Q1’17 FY’17 $1,840M - $1,890M Net Sales Range $205M - $220M Adjusted EBITDA Range $0.60 - $0.68 Adjusted Net Income per Diluted Share Increase Range ~203M Diluted Share Count Illustrative 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and long-term average growth target based on management estimates and projections 2 Long-term average growth target based on management estimates and projections 3 Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections Note: Contains forward-looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income or Income from Continuing Operations and Adjusted net income per diluted share to Net income per diluted share or Income from Continuing Operations per diluted share for the first quarter of fiscal 2017 or full year 2017, as applicable, is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors 2% to 3% End Market Growth Range Estimate1 ~300 Basis Points of Growth in Excess of Market Estimate2 1.5x to 2.0x Operating Leverage3 Range

Q&A

Concluding Remarks Solid Continual Improvement +4.4% Net Sales Growth in FY’16 VPY +51.1% Adjusted Net Income per Diluted Share Growth in FY’16 VPY +29.6% Free Cash Flow in FY’16 VPY Focus on 2017 Investment in Long-term Capabilities to Achieve Full Potential Disciplined People, Thought and Action Earned with Hard Work and One Team Execution Disciplined People, Thought and Action Note: “VPY” Denotes Versus Prior Year

Appendix

Capital Structure Overview Q4’16 Debt Balances Secured ABL Secured Term B-1 Secured 1st Lien Notes Senior Unsecured Notes $421 1,250 1,000 6/28/18 8/13/21 12/15/21 Outstanding Debt Less Cash and Cash Equivalents Net Debt $3,737 (75) $3,859 Balance Maturity 1 Represents the stated rate of interest, without including the effect of discounts or premiums 2 Subject to applicable redemption price terms 3 Represents the unamortized portion of discounts and deferred financing costs ~$3.7B Net Debt ($ in millions, unless otherwise noted) 2.38% 3.75% 5.25% Interest Rate1 639 now now 12/15/17 Soft Call Date2 5.75% 4/15/24 4/15/19 Less Discount3 (9) Less Deferred Financing Costs3 (38) Gross Debt $3,812 Secured Term B-2 10/17/23 3.75% 549 now

Illustrative Adjusted EPS Calculation

HDSUPPLY

($ in millions, except per share data)

Illustrative

	Actual	Estimates				
	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	FY'17
Adjusted EBITDA	$169M	TBD	TBD	TBD	TBD	TBD
(-) Depreciation and Amortization[1]	($26M)	(~26)	(~26)	(~26)	(~26)	($100M – $110M)
(+) Amortization of Acquired Intangibles	$3M	~4	~3	~4	~3	~$14M
(-) Interest Expense[2]	($50M)	(~50)	(~50)	(~45)	(~45)	~($190M)
(-) Cash Income Taxes	($1M)	(~5)	(~5)	(~5)	(~5)	($15M – $25M)
(-) Stock-based Compensation	($5M)	(~6)	(~6)	(~6)	(~6)	(~$24M)
= Adjusted Net Income	$90M	TBD	TBD	TBD	TBD	TBD
÷ Diluted Shares Outstanding[3]	~203M	~203	~203	~203	~204	~203M
= Adjusted Net Income per Diluted Share	$0.44	TBD	TBD	TBD	TBD	TBD

[1] Includes Amounts Recorded Within Cost of Sales
[2] Includes Cash and Non-cash Interest Expense
[3] Weighted Average Diluted Shares Outstanding Based on Management Estimates

Note: These numbers are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the year ended January 29, 2016. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

HDSUPPLY 21

Monthly Net Sales ($) $535M Preliminary February Sales FY’15 Facil. Maint. Waterworks Const. & Ind. ’16 Selling Days ’15 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’16 Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. $586M $502M $550M $729M $609M $622M $785M $639M $603M $766M $526M $527M $581M $535M Dec. Jan. Feb. $235 $198 $209 $270 $220 $226 $295 $237 $221 $266 $189 $198 $233 $188 $160 $187 $258 $225 $226 $282 $231 $220 $282 $187 $177 $187 $164 $145 $154 $202 $165 $170 $209 $171 $163 $218 $150 $153 $163 23 20 20 25 20 19 24 20 19 25 18 20 23 24 20 20 25 19 20 24 20 19 25 18 19 24 $198 $184 $153 20 20 ’17 Selling Days 24 20 20 25 19 20 24 20 19 25 18 19 24 20 FY’17

HD Supply Organic Average Daily Sales Growth VPY +6.4% Preliminary Average Daily Sales Growth in February (VPY%) Average Daily Sales – Organic (VPY%) FY’15 (Preliminary) FY’16 Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. 4.5% 9.2% 7.9% 5.6% 3.6% 6.2% 3.0% 2.3% 3.7% 4.1% 2.3% 3.6% 3.4% 6.4% Dec. Jan. Feb. Facil. Maint. Waterworks Const. & Ind. ’16 Selling Days ’15 Selling Days ’17 Selling Days 6.3% 9.5% 5.7% 5.4% 0.4% 1.7% 1.4% 0.2% 2.4% 1.0% 0.9% 2.5% 2.8% -0.9% 6.4% 8.5% 4.2% 4.6% 7.9% 1.9% 1.5% 4.4% 6.0% 2.9% 2.4% 3.9% 8.4% 11.9% 10.2% 7.5% 6.6% 10.2% 6.7% 6.2% 4.4% 5.7% 3.4% 6.4% 3.7% 0.2% 15.0% 5.3% 23 20 20 25 20 19 24 20 19 25 18 20 23 24 20 20 25 19 20 24 20 19 25 18 19 24 20 20 24 20 20 25 19 20 24 20 19 25 18 19 24 20 FY’17

Average Daily Sales – Organic1 (VPY%) 1 Adjusted to Exclude Acquisitions, Divestitures, and Selling Days Note: “VPY” Denotes Versus Prior Year (VPY%) Selling Days Facilities Maintenance Waterworks Construction & Industrial HD Supply 65 6.6% 6.1% 9.6% 7.3% Facilities Maintenance Waterworks Construction & Industrial HD Supply Selling Days 12.3% 11.0% 15.3% 12.6% 258 13.7% 17.1% 19.9% 16.5% 65 11.4% 6.3% 16.8% 10.9% 63 14.5% 12.8% 13.4% 13.6% 64 10.1% 9.3% 11.9% 10.3% 66 Facilities Maintenance Waterworks HD Supply Selling Days 7.5% 8.2% 11.1% 8.7% 253 Construction & Industrial 9.6% 8.2% 15.7% 10.6% 65 9.4% 9.5% 8.9% 9.3% 63 64 3.9% 10.6% 9.7% 7.8% 6.9% 3.3% 10.2% 6.4% 61 Facilities Maintenance Waterworks HD Supply Selling Days 7.7% 5.4% 9.3% 7.3% 65 Construction & Industrial 7.5% 10.6% 14.7% 10.4% 63 8.2% 9.8% 14.8% 10.6% 64 7.3% 9.8% 12.4% 9.4% 61 7.7% 9.0% 12.9% 9.5% 253 FY Q1 Q2 Q3 Q4 Facilities Maintenance Waterworks HD Supply Selling Days 5.1% 3.4% 11.2% 6.1% 65 Construction & Industrial 2016 2012 2013 2014 2015 6.9% 5.6% 9.5% 7.1% 63 8.5% 1.4% 8.7% 5.8% 64 8.2% 3.3% 11.8% 7.5% 61 7.2% 3.4% 10.2% 6.6% 253 63 1.1% 4.4% 7.7% 4.1% 1.1% 4.0% 5.5% 3.4% 64 2.3% 3.4% 4.3% 3.2% 61 2.7% 4.5% 6.8% 4.4% 253

Operating Leverage1 (VPY) 1 Operating Leverage is Defined as Adjusted EBITDA Growth Divided by Adjusted Net Sales Growth (adjusted for the 53rd Week in fiscal 2012) Not Meaningful (“nm”) when Sales Growth is Negative and when Prior Period Adjusted EBITDA is Negative or when Adjusted EBITDA Growth is Negative Note: “VPY” Denotes Versus Prior Year 1.5x 1.1x 2.3x 1.9x Facilities Maintenance Waterworks Construction & Industrial HD Supply 1.4x 1.7x 5.4x 2.3x 1.3x 1.8x 5.9x 3.2x 1.3x 1.7x nm 2.1x 1.2x 2.9x 4.7x 2.1x Facilities Maintenance Waterworks Construction & Industrial HD Supply 1.6x 1.0x 3.5x 2.2x 2.7x 3.7x 4.9x 4.2x 1.6x 2.4x 3.2x 2.0x 1.4x 2.7x 3.2x 2.0x 1.3x 2.0x 3.1x 1.6x Facilities Maintenance Waterworks HD Supply Construction & Industrial HD Supply 1.6x 2.1x 2.9x 1.7x 1.2x 1.5x 4.1x 2.3x 1.5x 1.3x 1.9x 1.7x Facilities Maintenance Waterworks HD Supply Construction & Industrial 2.0x 1.7x 1.3x 1.4x 2.1x 2.0x 3.6x 2.1x 1.7x 1.6x 2.3x 1.8x FY Q1 Q2 Q3 Q4 2016 2012 2013 2014 2015 2.3x 2.9x 3.4x 2.4x Facilities Maintenance Waterworks HD Supply Construction & Industrial 1.8x 2.8x 2.8x 2.0x 0.8x 6.7x 4.0x 2.8x nm 4.2x 2.6x 1.2x 1.1x 3.6x 3.2x 2.1x nm 1.4x 4.0x 1.5x nm 1.4x 2.8x 0.1x nm 0.7x 4.1x 0.4x nm 1.2x 3.2x 1.2x

C&I Historical Performance (including HIS)

HDSUPPLY

($ in millions)

		Q1	Q2	Q3	Q4	FY
2012	Sales	$325M	$369M	$382M	$349M	$1,425M
	Adjusted EBITDA	$14M	$25M	$28M	$14M	$81M
	Selling Days	65	63	64	66	258
2013	Sales	$376M	$402M	$419M	$356M	$1,553M
	Adjusted EBITDA	$21M	$32M	$36M	$18M	$107M
	Selling Days	65	63	64	61	253
2014	Sales	$411M	$461M	$481M	$400M	$1,753M
	Adjusted EBITDA	$29M	$41M	$43M	$26M	$139M
	Selling Days	65	63	64	61	253
2015	Sales	$457M	$505M	$523M	$447M	$1,932M
	Adjusted EBITDA	$40M	$52M	$58M	$34M	$184M
	Selling Days	65	63	64	61	253
2016	Sales	$501M	$544M	$552M	$466M	$2,063M
	Adjusted EBITDA	$49M	$68M	$67M	$40M	$224M
	Selling Days	65	63	64	61	253

[1] 2012 includes $26M and $2M in Net Sales and Adjusted EBITDA, respectively, for the 53rd week

HDSUPPLY
26

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA

HD SUPPLY

($ in millions)

	Reconciliation			
	Q4'16	Q4'15	FY'16	FY'15
Net income	**$52**	$ 871	**$ 196**	$ 1,472
Less income (loss) from discontinued operations, net of tax	**—**	(102)	**(8)**	146
Income from continuing operations	**52**	973	**204**	1,326
Interest expense, net	**50**	83	**269**	394
Provision (benefit) for income taxes[1]	**38**	(925)	**139**	(1,084)
Depreciation and amortization[2]	**26**	28	**101**	113
Loss on extinguishment of debt[3]	**5**	—	**179**	100
Restructuring charges[4]	**(7)**	5	**9**	9
Stock-based compensation	**5**	2	**20**	16
Costs related to public offerings[5]	**—**	—	**—**	1
Other	**—**	1	**—**	1
Adjusted EBITDA	**$ 169**	$ 167	**$ 921**	$ 876

[1] During the fiscal year ended January 31, 2016, the Company recorded a $1,007 million tax benefit for the reversal of substantially all of the valuation allowance on its U.S. net deferred tax assets and a $189 million tax benefit for the reduction in unrecognized tax benefits as a result of IRS and state audit settlements.
[2] Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations.
[3] Represents the loss on extinguishment of debt including the premium paid to redeem the debt as well as the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the costs of debt modification.
[4] Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs. Q4'16 additionally includes a real estate gain of approximately $11M
[5] Represents the costs expensed in connection with secondary offerings of Holdings' common stock by certain of Holdings' stockholders.

HD SUPPLY
27

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share

HDSUPPLY

($ in millions, except share and per share amounts)

	Reconciliation			
	Q4'16	**Q4'15**	**Q4'16**	**FY'15**
Net income	**$ 52**	$ 871	**$ 196**	$ 1,472
Less income (loss) from discontinued operations, net of tax	**—**	(102)	**(8)**	146
Income (loss) from continuing operations	**52**	973	**204**	1,326
Provision (benefit) for income taxes[1]	**38**	(925)	**139**	(1,084)
Cash paid for income taxes	**(1)**	(2)	**(13)**	(16)
Amortization of acquisition related intangible assets (other than software)	**3**	4	**14**	15
Loss on extinguishment of debt[2]	**5**	—	**179**	100
Restructuring charges[3]	**(7)**	5	**9**	9
Costs related to public offerings[4]	**—**	—	**—**	1
Adjusted net income	**$ 90**	$ 55	**$ 532**	$ 351
Weighted average common shares outstanding (in thousands)				
Basic	**199,888**	198,276	**199,385**	197,011
Diluted	**202,587**	201,156	**202,000**	201,308
Adjusted Net Income Per Share - Basic	**$0.45**	$0.28	**$2.67**	$1.78
Adjusted Net Income Per Share - Diluted	**$0.44**	$0.27	**$2.63**	$1.74

[1] *During the fiscal year ended January 31, 2016, the Company recorded a $1,007 million tax benefit for the reversal of substantially all of the valuation allowance on its U.S. net deferred tax assets and a $189 million tax benefit for the reduction in unrecognized tax benefits as a result of IRS and state audit settlements.*
[2] *Represents the loss on extinguishment of debt including the premium paid to redeem the debt as well as the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt. Also includes the costs of debt modification.*
[3] *Represents the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs. Q4'16 additionally includes a real estate gain of approximately $11M*
[4] *Represents the costs expensed in connection with secondary offerings of Holdings' common stock by certain of Holdings' stockholders.*

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